                                                 EXHIBIT 99.1

                   AGREEMENT FOR SALE AND PURCHASE OF ASSETS


       THIS AGREEMENT FOR SALE AND PURCHASE OF ASSETS ("Agreement") is made and entered into as of December 6, 1996, by and among OKON, INC., a Colorado corporation (the "Seller") and RENTECH, INC., a Colorado corporation (the "Buyer").


                                    Recitals

       A. Seller conducts a business of producing and selling water repellant sealers and stains for wood, concrete and masonry (the "Business").

       B. Seller is desirous of selling the Business and certain of the assets used in the Business. Buyer desires to purchase and acquire the Business and certain of the assets used in the Business and to assume only specific liabilities as herein provided.


                                   Agreement

       NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I.
                               SALE AND PURCHASE

            1.1 Sale of Assets. Subject to the terms and conditions set forth in this Agreement (and except for the assets excluded as provided in Section 1.2 hereof), Seller shall sell, convey, transfer, assign and deliver to Buyer, and Buyer shall purchase all of Seller's right, title and interest in and to the Business and the assets (the "Purchased Assets") used in the Business as a going concern including, but not limited to, the following:

                 (a) All tangible personal property of all kinds used in the Business (the "Personal Property") including all of the furniture, fixtures and equipment listed on Schedule 1.1(a) attached hereto;

                 (b) The product formulations, copyrights, trademarks, trade names (including "Okon"), logos, patterns, designs and other intellectual property rights used in the business (the "Intellectual Property"), including the Intellectual Property listed on Schedule 1.1(b) attached hereto;

                 (c) All packaging and other supplies and expendables on order or on hand (the "Supplies");

                 (d) All contracts, commitments, purchase orders and sales orders described in Schedule 3.14 as updated through the Closing Date pursuant to Section 4.9 hereof (the "Assigned Contracts");

                 (e) All of the customer lists, trade secrets, know how, and proprietary rights used in the Business;

                 (f) All of Seller's goodwill, franchises, licenses, registrations, files, papers, books of account, sales and marketing records, personnel files and all other books and records and files of any kind or description relating to the Business; and

                 (g) Seller's finished goods and work in process inventory (the "Purchased Inventory").

  The Purchased Assets shall include all of the above-described assets of the Seller reflected in Seller's Reports (as defined in Section 3.3) and also including any such assets acquired thereafter and prior to the Closing (as hereinafter defined) except for those assets transferred or disposed of in the ordinary course of business after the dates of the Reports.

            1.2 Excluded Assets. The following assets of Seller (the "Excluded Assets") shall be excluded from the Purchased Assets:

                  (a) Seller's cash and cash equivalents as of the Effective Time (as defined below);

                  (b)  Seller's accounts receivable as of the Effective
  Time; and

                  (c) Two (2) four-door Volvo sedans used by Paul Miller and Frank Livingston.

            1.3 Purchase Price. Consideration for the purchase (the "Purchase Price") shall be $1,300,000.00 to be allocated as described on
  Schedule 1.3 attached hereto.

            1.4 Liabilities Assumed by Buyer. At the Closing Buyer shall assume those liabilities of Seller under the Assigned Contracts (the "Assumed Liabilities").

            1.5 Liabilities Not Assumed by Buyer. No liabilities of Seller relating to the Business or its operation prior to the Closing Date except Assumed Liabilities shall be assumed by Buyer including, but not limited to, any disclosed or undisclosed liabilities of any nature, any payments due suppliers under any contracts or commitments not included as Assigned Contracts, taxes of any kind, accounts payable of any nature, environmental liabilities, pension or any other liability to any employees of Seller, and, except as provided in paragraph 11.4 hereof, liabilities resulting from any products sold by Seller prior to the Closing Date.


                                   ARTICLE II.
                                  THE CLOSING

            2.1 Place and Time. The closing (the "Closing") under this Agreement shall take place on January 24, 1997 (the "Closing Date") at the offices of Otten, Johnson, Robinson, Neff & Ragonetti, P.C., 950 Seventeenth Street, Suite 1600, Denver, Colorado 80202. At Buyer's option, Buyer may extend the Closing Date to March 14, 1997, upon payment to Seller on or before January 24, 1996, of $50,000.00 by cashier's check. This extension payment shall not be refundable to Buyer and shall not be applied in part payment of the Purchase Price. The Closing shall be effective as of 12:01 a.m. Mountain Standard Time on the Closing Date (the "Effective Time").

            2.2 Payment and Delivery by Buyer. At the Closing, and subject to the terms and conditions as set forth herein, Buyer shall:

                 (a)  pay the Purchase Price as follows:

                       (i) $50,000.00 by application of the non-refundable consideration paid by Buyer to Seller upon execution hereof, the receipt of which is acknowledged;

                       (ii) $950,000.00 in the form of bank cashier's check or by wire transfer of funds to an account designated by Seller; and
                       (iii) $300,000.00 by Buyer's execution and delivery to Seller of Buyer's promissory note in the form attached hereto as Exhibit A (the "Promissory Note") together with a security agreement in the form attached hereto as Exhibit B granting Seller a first priority security interest in the Business and all of the assets used therein then owned or thereafter acquired (including the Purchased Assets) as collateral for payment of the Promissory Note; and

                 (b)  execute and deliver the certificate required by
  Section 8.1 hereof.

            2.3 Delivery by Seller. At the Closing, and subject to the terms and conditions as set forth herein, Seller shall:

                 (a) execute and deliver a General Assignment and Conveyance conveying all of the Purchased Assets to Buyer;

                 (b) execute and deliver such other bills of sale, endorsements, assignments, certificates of title, and other instruments of transfer and conveyance as are reasonably requested by Buyer;

                 (c) deliver fully executed releases of all filed or recorded liens affecting the Purchased Assets;

                 (d) execute and deliver an Amendment to Seller's Articles of Organization changing its name to a name that does not include "Okon"; and

                 (e)  execute and deliver the certificate required by
  Section 7.1 hereof.

  Seller will from time to time after the Closing Date, at Buyer's request, execute such further instruments as Buyer reasonably deems necessary to carry out the sale of the Purchased Assets pursuant to this Agreement.

            2.4 Other Deliveries. At the Closing: (a) Buyer and Frank Livingston shall enter into the employment agreement attached hereto as Exhibit C; (b) Buyer and Paul and Pat Miller (or an entity formed by them) shall enter into the lease attached hereto as Exhibit D; and (c) each of Seller and Paul Miller shall enter into a noncompetition agreement with Buyer in the form attached hereto as Exhibit E.

            2.5 Possession. Buyer shall be entitled to take possession of and Seller shall deliver to Buyer the Purchased Assets as of the Closing Date.

            2.6 Prorations. Personal property taxes, equipment leases, prepaid expenses and other customary items shall be prorated between Seller and Buyer as of the Effective Time.


                                   ARTICLE III.
                            REPRESENTATIONS OF SELLER

       The Seller represents, promises and warrants to the Buyer as follows:

            3.1 Organization. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has all power and authority to own its property and carry on its business as now conducted and has all necessary licenses, permits and government approvals.

            3.2 Authorization. The execution, delivery and performance of this Agreement and any other documents or instruments contemplated hereby have been duly authorized by all necessary action of the Seller, and this Agreement has been executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms.

            3.3  Financial Reports.  There is attached hereto as Schedule
  3.3 true and correct copies of the financial statement (including a balance sheet and statement of income) of Seller for the year ended December 31, 1995, and for the nine-month period ended September 30, 1996 (collectively, the "Reports"). Until Closing Seller shall deliver to Buyer no later than the 15th day of each month a true and correct copy of the financial statements including a balance sheet and statement of income of Seller as of the last day of each preceding month prepared from the books of Seller without audit (the "Interim Reports") (collectively, the Reports and the Interim Reports shall be referred to as the "Financial Reports"). All such Financial Reports are in accordance with the books and records of Seller, have been prepared consistently throughout the periods indicated, reflect all material assets and, to Seller's knowledge, material liabilities of Seller, and present fairly and completely, in all material respects, the financial condition of Seller and the Business at such dates and results of its operations for the periods then ended, subject only, in the case of the Interim Reports, to normal year end adjustments.

            3.4 Absence of Certain Changes. Except as reflected in Financial Reports, or as contemplated by this Agreement, since the dates of the Financial Reports, Seller has not:

                 (a) Suffered any material adverse change in its financial condition; experienced any labor difficulty; or suffered any material casualty loss (whether or not insured);

                 (b) Incurred any obligations or liabilities (whether absolute, accrued, contingent, or otherwise and whether due or to become due), except current liabilities in the ordinary course of business and consistent with past practice;

                 (c) Written down or written up the value of any of its inventory, or written off as uncollectible any of its notes or accounts receivable or any portion thereof, except for write downs and write-offs in the ordinary course of business, consistent with past practice;

                 (d) Canceled any other debts or claims, or waived any rights of substantial value, or sold or transferred any of its properties or assets, real, personal, or mixed, tangible or intangible, except in the ordinary course of business and consistent with past practice;

                 (e) Disposed of or permitted to lapse any trademark or copyright, or any trademark or copyright application or license, or disposed of or disclosed to any person any trade secret, formula, process, or know-how;

                 (f) Granted any increase in compensation or rate of compensation or commission payable or to become payable to any of its employees or agents except merit increases made in the usual course of business; or

                 (g) Made any change in any method of accounting or accounting practice.
            3.5 Title to Purchased Assets. Except for the Excluded Assets or as disclosed in the Financial Reports or on Schedule 3.5, the Purchased Assets constitute all of the assets used in the Business and Seller owns, and has the right to transfer to Buyer, the Purchased Assets, free and clear of any liens or encumbrances, whether by mortgage, pledge, lien, conditional sale agreement, encumbrance, charge, or otherwise other than liens for taxes not yet due. At the Closing all of the liens and encumbrances or other matters described on Schedule 3.5 will be paid or discharged in full.

            3.6 Personal Property. Schedule 1.1(a) contains a complete and accurate list of all of the Personal Property used by Seller in the Business other than the two Volvo automobiles that are Excluded Assets. Except as otherwise disclosed on Schedule 3.6, the Personal Property is in possession of Seller and located at Seller's principal place of business and is in good and useable condition and repair.

            3.7 Purchased Inventory. Except as disclosed on Schedule 3.7, the Purchased Inventory is in good condition and consists of a quality and type useable and saleable in the ordinary course of business.

            3.8 Compliance With Other Instruments. The Seller has complete and unrestricted power to undertake and perform all of the obligations contained in this Agreement. Except as disclosed on Schedule 3.8, neither the execution and delivery, nor the consummation of the transactions provided for in this Agreement, will violate the Articles of Incorporation of Seller or any material agreement, mortgage, indenture, license, franchise, permit, judgment, decree, order, law or regulation by which the Seller is bound.

            3.9 Litigation. There is no action, suit, litigation or proceeding pending, or, to the best knowledge of the Seller, threatened against or relating to the Seller or the Business.

            3.10 Tax Returns. Seller has duly filed all tax reports and returns required to be filed by it and has duly paid all taxes and other charges due as shown thereon or claimed to be due from it by written notice from any federal, state, or local taxing authorities, including, without limitation, those due in respect of its properties, income, franchise, licenses, sales, and payrolls; there are no tax liens upon any of the Purchased Assets (other than liens for current taxes not yet due); there are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Purchased Assets or Seller nor are there any actions, suits, proceedings, investigations or claims now pending against Seller or relating to the Business; and, there are no pending discussions or questions relating to, or claims asserted for taxes or assessments against the Seller.

            3.11 Leases. Schedule 3.11 hereto contains an accurate and complete description of the terms of all leases pursuant to which Seller leases real or personal property from or to others. True, correct and complete copies of all leases have been provided to Buyer. To the best of Seller's knowledge, all such leases are valid, binding, and enforceable in accordance with their terms, and are in full force and effect with no default thereunder.

            3.12 Intellectual Property. Schedule 3.12 hereto contains an accurate and complete description of all Intellectual Property owned or held by Seller and used in the Business, as well as all pending applications for registration of any rights in Intellectual Property. To the best of Seller's knowledge, no products sold, nor any patents, formulae, processes, designs, patterns, know-how, trade secrets, trademarks, trade names, assumed names, copyrights, or designations used in its business are included in any interference proceeding or infringe on any proprietary rights of any person. No licenses, sublicenses or covenants have been granted or entered into by Seller in respect of any Intellectual Property.

            3.13 Employee Matters. Schedule 3.13 hereto contains an accurate and complete (i) list of all employees showing their compensation, accrued vacation and sick leave as of the Closing Date, and
  (ii) a description of, and the annual amount payable pursuant to, each fringe-benefit plan or arrangement payable to employees (including each bonus, deferred compensation, pension, profit-sharing, or retirement plan or arrangement, whether legally binding or not). There are no contracts of employment with any employees. To the best of its knowledge, Seller has complied with all applicable laws relative to employee benefits, including COBRA and ERISA, and there are no unfunded liabilities relating to any pension or welfare benefit plan for which Seller could be liable. Seller is not a party to any collective bargaining agreement.

            3.14 Contracts and Commitments. Schedule 3.14 hereto is a list of all of the following contracts, agreements, plans, arrangements, or commitments for the benefit of or relating to the Business:

                 (a) All contracts, agreements, or commitments with respect to the sale of products;

                 (b) All contracts and commitments for the purchase of, supplies, materials equipment or other products;

                 (c) All sales agency and distributor agreements or franchises; and

                 (d)  All leases of Personal Property.

       Except as specified in Schedule 3.14, to the best of Seller's knowledge, all of such contracts, agreements, and commitments, are valid, binding, and in full force and effect and there is no existing default thereunder.

            3.15 Compliance with Law. Seller has not received any notice of any violation of and, to the best of Seller's knowledge, has complied in all material respects with all laws, regulations, and orders applicable to the Business including all rules and regulations of the Occupational Health and Safety Administration, and all federal, state and local environmental laws, rules and regulations.

            3.16 Licenses and Permits. Schedule 3.16 hereto is a list of all licenses and permits which, to the best of Seller's knowledge, are required for Seller's operation of the Business, all of which are in full force and effect. Seller makes no representation regarding the assignability of such licenses and permits.

            3.17 Disclosure. No material representation or warranty by Seller contained in this Agreement and no statement contained in any exhibit, schedule certificate, list, or other writing furnished to the Buyer pursuant to the provision hereof, to the best knowledge of Seller, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not materially misleading.


                                   ARTICLE IV.
                      CONDUCT OF BUSINESS PRIOR TO CLOSING

       Seller covenants and agrees that prior to the Closing, except as Buyer shall have consented in writing:

            4.1 Operation in Ordinary Course. The business will be conducted only in the ordinary course.

            4.2 Operation of the Business. Seller shall use its best efforts to keep the Business intact and to preserve the goodwill of suppliers, customers and others having business relations with the Seller.

            4.3 Employees. Seller shall pay all salaries, wages, payroll taxes, benefits, vacation pay, all other fringe benefit costs, and all other costs of every nature whatsoever due or accrued at or prior to the Closing to or for the benefit of its employees or agents, Buyer assuming no responsibility for any of the above. Notwithstanding the foregoing, at Buyer's election, accrued vacation pay may be prorated at the Closing for any of Seller's employees hired by Buyer pursuant to Section 10.3 hereof, in which event Buyer shall be responsible for accrued vacation. Effective as of the close of business on the day prior to the Closing Date, Seller shall terminate the employment of all of Seller's employees and Buyer shall hire such employees as contemplated by Section 11.3 hereof.

            4.4 Payment of Liabilities. Seller shall pay as the same become due all of its liabilities other than the Assumed Liabilities.

            4.5 Payment of Taxes. Seller shall promptly file all tax returns and pay all federal, state and local tax assessments and governmental charges which are or may be lawfully levied or assessed against Seller, the Business or the Purchased Assets for periods ending on or prior to the Closing Date, including, but not limited to, ad valorem, sales, use, excise, franchise, and personal property taxes.

            4.6 Insurance. Seller will maintain in effect through the Closing Date all existing insurance coverage covering the Purchased Assets.

            4.7 Maintenance of Properties, etc. Through the Closing Date, the Seller will maintain all the properties in customary repair, order and condition, reasonable wear and use and damage by fire or other casualty excepted. Seller shall be responsible for all risk of loss prior to the Closing Date.

            4.8 Maintenance of Books, etc. Through the Closing Date, the Seller will maintain the books, accounts and records in the usual manner on a basis consistent with prior periods. The Seller will duly comply in all material respects with all laws and decrees applicable to it.

            4.9 Update Schedules; Assigned Contracts. Seller shall advise Buyer of any changes in the information provided in the schedules attached hereto. On the Closing Date, Seller shall provide an updated list of the Assigned Contracts.


                                   ARTICLE V.
                   PRE-CLOSING COVENANTS OF SELLER AND BUYER

            5.1 Environmental Survey. Seller and Buyer shall cooperate in obtaining, at Buyer's expense, a Phase I environmental survey of the real property on which the Business is operated. The Phase I survey shall be ordered from an environmental consultant reasonably acceptable to Buyer no later than ten (10) days after the date hereof and shall be completed as promptly as possible. If a Phase II environmental survey is required by the environmental consultant preparing the Phase I survey, Seller shall pay up to $2,500.00 for the Phase II survey.

            5.2 Cooperation. Each of Seller and Buyer shall use its best efforts to cause the sale contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all consents and authorizations of third parties and to make all filings with and give notices to third parties which may be necessary or reasonably required in order to effect the transactions contemplated hereby.

            5.3 Access to Premises. Between the date hereof and the Closing Date, the Seller will afford to the officers and authorized representatives of Buyer access during normal business hours (with the participation of Paul Miller or Frank Livingston) to the premises, properties, books and records of Seller in order that Buyer shall have the opportunity to make such investigations as it shall desire and to permit Seller to review such financial and operating data and other information regarding the Business as Buyer shall from time to time reasonably request. Buyer shall not contact or meet with Seller's customers or suppliers without the participation of Paul Miller or Frank Livingston. The confidentiality agreement executed by Buyer dated
            , 1996 shall remain in full force and effect. Neither party shall make public disclosure of this Agreement prior to the Closing except as required by Buyer in connection with its compliance with applicable securities laws.


                                   ARTICLE VI.
                          REPRESENTATIONS BY THE BUYER

       The Buyer represents, promises and warrants to the Seller as follows:

            6.1 Organization. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, and has all corporate power and authority to own its property and carry on its business as now conducted.

            6.2 Authorization. The execution, delivery and performance of this Agreement and any other documents or instruments contemplated hereby has been duly authorized by all necessary corporate actions of the Buyer, and this Agreement has been executed and will be delivered by the Buyer and will constitute a legal, valid and binding obligation of the Buyer enforceable in accordance with their terms.

            6.3 Compliance With Other Instruments. The Buyer has complete and unrestricted power to undertake and perform all of the obligations contained in this Agreement. Neither the execution and delivery, nor the consummation of the transactions provided for in this Agreement, will violate the Articles of Incorporation or the Bylaws of the Buyer or any material agreement, mortgage, indenture, license, franchise, permit, lease or other instrument, judgment, decree, order, law or regulation by which the Buyer is bound.

            6.4 Litigation. There is no action, suit, litigation or proceeding pending, or, to the best knowledge of the Buyer, threatened against or relating to the Buyer which could adversely affect the ability of Buyer to perform the transactions contemplated by this Agreement.


                                   ARTICLE VII.
                  CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

       The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the fulfillment to its satisfaction of the following conditions prior to or at the Closing (unless expressly waived in writing by Buyer).

            7.1 Representations, Warranties and Covenants. The representations and warranties made by Seller shall be true and correct in all material respects at and as of the Closing Date; and Seller shall have performed and complied in all material respects with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with by them prior to the Closing and Seller shall provide to Buyer at the Closing a certificate to such effect executed by Seller.

            7.2 Litigation. There shall be no litigation pending or threatened against Seller with respect to the consummation of this Agreement or which could adversely affect the ability of Seller to convey the Purchased Assets to Buyer.


            7.3 Environmental Inspection. Buyer shall have received a reasonably satisfactory environmental report regarding the real property on which the business is located. This condition precedent shall expire ten (10) days after delivery of the environmental survey described in
  Section 5.1.


                                  ARTICLE VIII.
                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

       The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment to its satisfaction of the following conditions prior to at the Closing (unless expressly waived in writing by Seller):

            8.1 Representations, Warranties and Covenants. The representations and warranties made by Buyer shall be true and correct in all material respects at and as of the Closing Date and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with by it prior to the Closing and Buyer shall provide to Seller at the Closing a certificate to such effect executed by an officer of Buyer.

            8.2 Litigation. There shall be no litigation pending or threatened against Buyer with respect to the consummation of this Agreement.


                                   ARTICLE IX.
                        FAILURE OF CONDITIONS; REMEDIES

            9.1 Failure of Conditions Precedent - No Breach. In the event any condition precedent to the obligations of either party are not satisfied on the Closing Date and the failure to satisfy the condition precedent is not due to a breach of this Agreement by the other party, the party whose conditions precedent have not been satisfied shall have the option of terminating this Agreement or waiving the unsatisfied condition precedent and closing hereunder (and, in either event, waiving any claim for damages or indemnity relating thereto).

            9.2 Failure of Conditions Precedent - Breach. In the event any condition precedent to the obligations of either party are not satisfied on the Closing Date and the failure to satisfy the condition precedent is due to a breach of this Agreement by the other party, the party who is not in breach of this Agreement shall have the following rights:

                 (a) If Seller is in breach, Buyer shall have the option of terminating this Agreement and receiving a refund of the $50,000.00 referred to in Section 2.2(a)(i) hereof and, if applicable, the $50,000.00 paid by Buyer under Section 2.1 hereof or closing hereunder without, in either event, waiving its claim for damages or indemnity resulting from the breach; and

                  (b) If Buyer is in breach, Seller shall have the right to terminate this Agreement and retain the consideration described in
  Section 2.2(a)(i) and, if applicable, the $50,000.00 paid by Buyer under
  Section 2.1 hereof as liquidated damages as its sole and exclusive remedy.


                                   ARTICLE X.
                                INDEMNIFICATION

            10.1 Survival of Representations, Warranties and Covenants. All of the representations, covenants and warranties contained herein and in any documents delivered pursuant to this Agreement (except those waived pursuant to Section 9.1) shall survive the Closing hereunder; provided that the representation and warranties shall only remain in full force and effect for a period of twenty-four (24) months following the Closing Date).

            10.2 Indemnity by Seller. Seller shall indemnify, save, and hold harmless Buyer from any "damages" as hereinafter defined. "Damages," as used herein, shall mean and include any loss, cost, expense, or other liability, including counsel fees, which Buyer may incur or suffer (a) by reason of the inaccuracy of any of Seller's representations contained in this Agreement or breach or default in performance by the Seller of the covenants which it is to perform hereunder; or (b) except for the Assumed Liabilities, liabilities not assumed by Buyer arising out of or relating to Seller's ownership and operation of the Business and the Purchased Assets prior to the Closing Date, including Seller's failure to comply with federal and state environmental laws.

            10.3 Indemnity by Buyer. Buyer shall indemnify, save, and hold harmless Seller from any "damages" as hereinafter defined. "Damages," as used herein, shall mean and include any loss, cost, expense, or other liability, including counsel fees, which Seller may incur or suffer: (a) by reason of the inaccuracy of any representation of the Buyer contained in this Agreement, or breach or default in performance by the Buyer, of the covenants which it is to perform hereunder; or as a result of (b) Buyer's ownership and operation of the Business and the Purchased Assets from and after the Closing Date, including the Assumed Liabilities and Damages resulting from Buyer's failure to comply with federal and state environmental laws from and after the Closing Date.

            10.4 Procedures for Indemnification. The party entitled to indemnification ("Indemnitee") shall, as promptly as is reasonably practicable after it become aware thereof, notify the other party ("Indemnitor") of the existence of any claim, demand or other matter to which Indemnitor's indemnification obligations apply and shall give Indemnitor a reasonable opportunity to defend the same at its own expense and with counsel of its own selection reasonably acceptable to Indemnitee; provided, that Indemnitee shall at all times, also have the right to fully participate in the defense at its own expense. Indemnitor may, at its own discretion, settle any dispute, demand or claim defended by it hereunder; provided, any such settlement shall be solely for Indemnitor's account and Indemnitee shall not be liable for any amounts whatsoever payable in connection with any such settlement. If Indemnitor shall, within a reasonable time after notice to it, fail to so defend, Indemnitee shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, and at the risk of, Indemnitor.


                                   ARTICLE XI.
                      POST-CLOSING RIGHTS AND OBLIGATIONS

            11.1 Collection of Accounts. Subsequent to the Closing, Buyer shall use its reasonable and customary efforts to collect all of Seller's accounts receivable as of the Closing Date, but Buyer shall not be required to initiate any legal action or turn over any account to a collection agency. Any payment received by Buyer from a customer will be applied to the invoice reflected on the payment or which matches the payment in amount. Any payment that cannot be matched to an invoice will be applied to the oldest invoice. All payments of Seller's accounts receivable received by Buyer shall be held in trust for Seller. No later than Monday of each week, Buyer shall deliver to Seller all payments received during the preceding week by Buyer of Seller's accounts receivable.

            11.2 Cooperation. Seller and Buyer shall cooperate with each other as reasonably required to complete a smooth transition of the ownership of the Business from Seller to Buyer.

            11.3 Employees. Buyer shall offer employment to all of Seller's employees following the Closing on substantially the same terms as they were employed by Seller prior to the Closing.

            11.4 Product Replacement; Warranty Claims. Seller shall be responsible for replacement of and warranty claims relating to any defective product sold and delivered by Seller to any customer prior to the Closing Date. Notwithstanding the foregoing, Buyer shall cooperate with Seller in resolving such claims and shall permit its employees to assist in resolving such claims without cost to Seller. In addition, Buyer shall provide Seller with up to $500.00 (at Buyer's cost) of replacement product without charge to Seller for Seller to utilize in satisfying warranty claims for which Seller is responsible.

            11.5 Preservation of Records. At the Closing, Seller shall deliver to Buyer all of the books, records, and other documents or information relating to the Business but shall not be required to deliver any records, documents or other information regarding Seller. Buyer shall maintain, preserve and, upon reasonable notice, provide Seller or its representatives access during normal business hours to, and the right to make copies of, all financial books and records, marketing and sales records, files, data, projections, reports, correspondence, lists, record and reports concerning customers, employees, and suppliers, or any dealings with federal, state and local government bodies and regulatory agencies or otherwise relating to or used in connection with the Purchased Assets that relate to periods prior to the Closing Date. Buyer shall provide Seller or its representatives prior written notice of Buyer's intent to destroy or otherwise dispose of any such books, records, correspondence, documents or files held pursuant to this Agreement and, upon request of Seller or its representatives, shall deliver to Seller such books, records, correspondence, documents or files with respect to periods prior to the Closing as requested by Seller or its representatives.

            11.6 Sales and Use Tax. Buyer shall be responsible for the payment of all sales, use or other transfer taxes resulting from the sale of the Purchased Assets to Buyer pursuant to this Agreement.

            11.7  Closing Date Financial Statement.  No later than thirty
  (30) days following the Closing Date, Seller shall deliver to Buyer a copy of Seller's financial statements for the period ending on the Closing Date.

                                   ARTICLE XII.
                                     GENERAL

            12.1 Notice. All notices, requests, demands and other communications hereunder shall be furnished to the other party at its address listed below (or such other address as notified in writing), shall be in writing, and shall be deemed to have been duly given if delivered personally or mailed, by certified or registered mail, return receipt requested and postage prepaid.

                      (a)  If to Seller, to:

                           Okon, Inc.
                           6000 West 13th Avenue
                           Lakewood, Colorado  80214
                           Attn:  Paul Miller, President

                           With a copy to:

                           Otten, Johnson, Robinson, Neff &
                             Ragonetti, P.C.
                           950 Seventeenth St., Suite 1600
                           Denver, Colorado  80202
                           Attention:  William R. Neff, Esq.

                      (b)  If to Buyer, to:

                           Rentech, Inc.
                           1331 Seventeenth St., Suite 720
                           Denver, Colorado  80202
                           Attn:  Ronald C. Butz, Vice President

            12.2 Amendment. This Agreement may be amended or modified only by a written instrument executed by the party hereto against which it is to be enforced.

            12.3 Expense of Parties. Except as otherwise specifically provided herein, each party to this Agreement shall pay its own expenses (including, without limitation, the fees and expenses of their respective agents, representatives, counsel and accountants) incidental to the preparation and carrying out of this Agreement. In the event a party commences legal action against another party to enforce its rights under this Agreement, the prevailing party in such action shall be entitled to recover all of its costs and expenses in connection therewith, including reasonable attorneys' fees and costs.

            12.4 Brokers. Except for IBG Business Services Incorporated, whose commission shall be paid by Seller, no broker or third party has been instrumental in bringing the parties hereto together. Seller agrees to indemnify Buyer, and Buyer agrees to indemnify Seller, against any claim by any third person for any commission, brokerage, finder's fee or other payment based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied from the actions of such party.

            12.5 Governing Law. This Agreement is being delivered in and shall be construed in accordance with and governed by the laws of the State of Colorado.

            12.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            12.7 Prior Agreements; Counterparts. This Agreement, with its Exhibits and Schedules, merges and integrates all prior agreements and representations respecting this transaction, whether written or oral, and constitutes the sole agreement of the parties in connection therewith. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            12.8 Assignment. This Agreement shall not be assignable by Seller or Buyer, except that the Buyer may assign this Agreement to a corporation of which the Buyer is the sole shareholder provided Buyer remains fully liable to Seller hereunder. Subject to the foregoing, this Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, the respective successors and permitted assigns of the Seller and the Buyer. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement.

            12.9 Waiver. The failure of any party to enforce any right arising under this Agreement on one or more occasions shall not operate as a waiver of that or any other right on that or any other occasion.

       IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                SELLER:

                                OKON, INC., a Colorado corporation

                                     (signature)

                                By:  -----------------------------------
                                     Paul Miller, President


                                BUYER:

                                RENTECH, INC., a Colorado corporation

                                     (signature)

                                By:  -----------------------------------
                                     Dennis L. Yakobson, President

                                   SCHEDULES



       1.1(a)     Personal Property

       1.1(b)     Intellectual Property

       1.3        Purchase Price Allocation

       3.3        Financial Reports

       3.5        Disclosure Regarding Purchased Assets

       3.6        Disclosure Regarding Personal Property

       3.7        Disclosure Regarding Purchased Inventory

       3.8        Disclosure Regarding Compliance

       3.11       Leases

       3.12       Intellectual Property

       3.13       Employees and Benefit Plans

       3.14       Contracts and Commitments

       3.16       Licenses and Permits


                                   EXHIBITS


       A          Form of Promissory Note

       B          Form of Security Agreement

       C          Form of Employment Agreement

       D          Form of Lease

       E          Form of Noncompetition Agreement

                                Schedule 1.1(a)


                                Personal Property


       1.  Machines and equipment

       2.  Furniture and fixtures

       3.  Mechanical equipment

       4.  Automatic equipment

       5.  Building improvements

                                 Schedule 1.1(b)


                             Intellectual Property


       1.         Product formulations

       a.         HG Emulsion (55-gallon batch size)
       b.         Okon W-1 (55-gallon batch size)
       c.         Okon W-1 Concentrate (55-gallon batch size)
       d.         Okon W-2 (55-gallon batch size)
       e.         Okon W-2 (2,000-gallon batch size)
       f.         Okon W-2 Concentrate (55-gallon batch size)
       g.         Okon Block Plugger (300-gallon batch size)
       h.         Okon TCS Additive (55-gallon batch size)
       i.         Okon Waterproofing Sealer (55-gallon batch size)
       j.         Okon Seal & Finish (55-gallon batch size)
       k.         Okon Seal & Finish High Gloss (150-gallon batch size)
       l. Okon Seal & Finish High Gloss/Hoddcomm Stain (150-gallon batch size)
       m. Neutralized EPS 6211 Plus Drier (for Okon Deck Stain & Natural Choice) (300-gallon batch size)
       n. Okon Natural Choice with Pigment (Redwood or Cedar) (55-gallon batch size)
       o. Okon Natural Choice with Pigment (Fir/Pine) (55-gallon batch size)
       p.         Okon Deck Stain (55-gallon batch size)
       q. Neutralized EPS 6211 (for Okon Weather Pro) (300-gallon batch size)
       r.         Okon Weather Pro (55-gallon batch size)
       s.         Weather Pro Concentrate (55-gallon batch size)
       t.         Weather Pro Concentrate (2,000-gallon batch size)
       u.         Okon Wood Cleaner (40-gallon batch size)
       v.         Okon Seal & Finish High Gloss (250-gallon batch size)
       w.         OK-AG Masonry Cleaner (125-pound batch size)
       x.         Okon Adhesive 201 (55-gallon batch size)
       y. Okon Head Cement & Color Preservative (55-gallon batch size)

       2.         Trademark registration for "Okon"

       3.         Trademark registration for "Weather Pro"

       4.         Trademark registration for "Okon Natural Choice"

                                  Schedule 1.3


                           Purchase Price Allocation

                                  Schedule 3.3


                               Financial Reports

       December 1995 Year to Date Balance Sheet & Income Statements

       September 1996 Year to Date Balance Sheet & Income Statements

                                  Schedule 3.5


                     Disclosure Regarding Purchased Assets

                                  Schedule 3.6


                     Disclosure Regarding Personal Property


         None

                                 Schedule 3.7


                    Disclosure Regarding Purchased Inventory

       1. 93 - 5 gallon pails of Okon Block Plugger will be sold at the Okon W-2 price and therefore should be adjusted down on the inventory using W-2 costs (465 gallon total).

                                                      PAGE 25
                                  Schedule 3.8


                        Disclosure Regarding Compliance

         None

                                 Schedule 3.11


                                     Leases

       1.  GMAC Lease Agreement - 1995 Chevrolet Lumina 4-door

       2. 6000 West 13th Avenue, Lakewood, Colorado lease (to be terminated at Closing)

                                 Schedule 3.12


                             Intellectual Property

    See Schedule 1.1(b)

                                 Schedule 3.13


                           Employees and Benefit Plans

       1.  Pension and Profit Sharing Plans including Participants

       2.  1995 Pension and Profit Sharing Contributions

       3.  Company Benefit Policies

       4.  Employees Compensation and Health Insurance Premiums

           a.  Frank L. Livingston salary and bonus schedules

           b.  Jennifer H. Nellis salary and bonus schedules

           c.  Jeffrey W. Davis salary and bonus schedules

       5.  Vacation Benefit Schedule

                                 Schedule 3.14


                           Contracts and Commitments

       1.  A. Duie Pyle - East Coast Warehouse Contract

       2.  Sweet's Group/McGraw-Hill, Inc. Contracts 1996 and 1997

           Note:  1996 Contract is paid up

                  1997 Contract is due in 1997

       3.  Mid South Associates, Inc. - Buying Group Agreement

       4.  ALLPRO Corporation - Buying Group Agreement

       5.  Pitney Bowes Credit Corp. - Service Agreement

       6.  U S West Direct - Directory Advertising Agreement

       7.  Selectronics, Inc. - Typewriter Service Agreement

       8.  F A C Associates & American Photocopy - A B Dick Service
   Agreement

       9.  Okon Sales Representative Agreements and Rates as of 10/96


       Seller also has sales and purchase orders entered into in the ordinary course of business. A current list (to be included in the Assigned Contracts) will be provided to Buyer at Closing.

                                 Schedule 3.16


                              Licenses and Permits

       1.  Colorado Sales Tax License

       2.  City of Lakewood Sales Tax License

                                   EXHIBIT A


                            Form of Promissory Note

                                   EXHIBIT B


                           Form of Security Agreement

                                   EXHIBIT C


                          Form of Employment Agreement

                                   EXHIBIT D


                                 Form of Lease

                                   EXHIBIT E


                        Form of Noncompetition Agreement